SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement                   [ ]  Confidential, for Use of
                                                        the Commission Only
                                                        (as permitted by
                                                        Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  M FUND, INC.

               (Name of Registrant/s as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ]      Fee paid previously with preliminary materials.

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[ ]      Check box if any part of the fee is offset as provided by Exchange  Act
         Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:





                                  M FUND, INC.
                              205 SE SPOKANE STREET
                               PORTLAND, OR 97202

                                                          November 17, 1997
Dear Shareholder:


         M Financial Investment Advisers, Inc. ("MFIA"), investment adviser to M Fund, Inc. (the "Fund"), is undergoing a change in ownership control, to be effective December 31, 1997, that will, under the provisions of the Investment Company Act of 1940, cause the advisory and sub-advisory agreements under which the Fund's portfolios operate, to be terminated. The scheduled termination of these agreements prompts us to seek the approval of shareholders to enter into a new advisory agreement with MFIA and new sub-advisory agreements with Edinburgh Fund Managers, plc (sub-adviser to the Edinburgh Overseas Equity Fund); Turner Investment Partners, Inc. (sub-adviser to the Turner Core Growth Fund); Frontier Capital Management Company, Inc. (sub-adviser to the Frontier Capital Appreciation Fund); and Franklin Portfolio Associates LLC (sub-adviser to the Enhanced US Equity Fund). Proposals One through Five in the attached proxy statement relate to these approvals. We believe that subsequent to the change in control we will continue with the same high quality of service we have received from MFIA and look forward to continued growth for the Fund.

         In addition to the above proposals, we are asking the current shareholders of the Edinburgh Overseas Equity Fund, the Turner Core Growth Fund, the Frontier Capital Appreciation Fund and the Enhanced US Equity Fund to elect the current Board of Directors of the Fund and to ratify the selection of Coopers & Lybrand L.L.P. as independent accountants for the Fund. These issues are addressed in Proposals Six and Seven, respectively, in the attached proxy statement.


         In order to consider these Proposals, we have scheduled a Special Meeting of the Shareholders of M Fund, Inc., to be held on December 19, 1997 at 9:00 am, Pacific time, at the principal office of the Fund, 205 SE Spokane Street, Portland, Oregon 97202. Each Proposal is discussed in more detail in the attached Proxy Statement. The Board of Directors of the Fund have unanimously recommended that the shareholders approve each of the Proposals.

         Whether or not you plan to attend personally, it is important that your shares be represented. I encourage you to sign, date and mail the enclosed voting instruction/proxy promptly in the postage-paid envelope provided for your convenience.

                                                  Sincerely,

                                                  /s/ Daniel F. Byrne
                                                  Daniel F. Byrne
                                                  President






                                  M FUND, INC.
                                RIVER PARK CENTER
                             205 S.E. SPOKANE STREET
                             PORTLAND, OREGON 97202
                                 (888) 736-2878

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD FRIDAY, DECEMBER 19, 1997

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of M Fund, Inc. (the "Company") will be held at the principal office of the Company, River Park Center, 205 S.E. Spokane Street, Portland, Oregon 97202, on Friday, December 19, 1997, at 9:00 a.m., local time, for the purposes listed below. The matters to be voted on by shareholders are as follows:


       FOR THE SHAREHOLDERS OF THE EDINBURGH OVERSEAS EQUITY FUND, TURNER
            CORE GROWTH FUND, FRONTIER CAPITAL APPRECIATION FUND AND
                            ENHANCED U.S. EQUITY FUND
                   (collectively the "Funds", each a "Fund"):


         1. To approve or disapprove a proposal to adopt a New Investment Advisory Agreement between the Company and M Financial Investment Advisers, Inc. (the "Adviser"), with respect to the Funds, which agreement is identical, in all material respects to the Investment Advisory Agreement between the Company and the Adviser currently in effect ("Proposal 1").


        FOR THE SHAREHOLDERS OF THE EDINBURGH OVERSEAS EQUITY FUND ONLY:

         2. To approve or disapprove a proposal to adopt a New Investment Sub-Advisory Agreement between the Adviser and Edinburgh Fund Managers, plc ("Edinburgh"), which agreement is identical, in all material respects to the Investment Sub-Advisory Agreement between the Adviser and Edinburgh currently in effect ("Proposal 2").

            FOR THE SHAREHOLDERS OF THE TURNER CORE GROWTH FUND ONLY:

         3. To approve or disapprove a proposal to adopt a New Investment Sub-Advisory Agreement between the Adviser and Turner Investment Partners, Inc. ("Turner"), which agreement is identical, in all material respects to the Investment Sub-Advisory Agreement between the Adviser and Turner currently in effect ("Proposal 3").

      FOR THE SHAREHOLDERS OF THE FRONTIER CAPITAL APPRECIATION FUND ONLY:

         4. To  approve  or  disapprove  a  proposal  to adopt a New  Investment
Sub-Advisory Agreement between the Adviser and Frontier Capital Management Company, Inc. ("Frontier"), which agreement is identical, in all material respects to the Investment Sub-Advisory agreement between the Adviser and Frontier currently in effect ("Proposal 4").

           FOR THE SHAREHOLDERS OF THE ENHANCED U.S. EQUITY FUND ONLY:

         5. To approve or disapprove a proposal to adopt a New Investment Sub-Advisory Agreement between the Adviser and Franklin Portfolio Associates LLC ("Franklin"), which agreement is identical, in all material respects to the Investment Sub-Advisory Agreement between the Adviser and Franklin currently in effect ("Proposal 5").








                       FOR THE SHAREHOLDERS OF THE FUNDS:

         6. To elect five Directors of the Company ("Proposal 6").


         7. To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants for the Company ("Proposal 7").

         The Board of Directors of the Company has fixed the close of business on November 10, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.

                                          By Order of the Board of Directors

                                          David W. Schutt
                                          Secretary

November 17, 1997


         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED VOTING INSTRUCTION/PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. IF YOU DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR VOTING INSTRUCTION/PROXY AT ANY TIME PRIOR TO THE MEETING.








                                  M FUND, INC.
                                RIVER PARK CENTER
                             205 S.E. SPOKANE STREET
                             PORTLAND, OREGON 97202
                                 (888) 736-2878

                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD FRIDAY, DECEMBER 19, 1997


This Proxy Statement is being furnished to the shareholders of M Fund, Inc. (the "Company") in connection with the solicitation of proxies by and on behalf of the Company's Board of Directors for use at the Special Meeting of Shareholders (the "Meeting"), to be held at the principal office of the Company, River Park Center, 205 S.E. Spokane Street, Portland, Oregon, on Friday, December 19, 1997, at 9:00 a.m., local time. This Proxy Statement is being mailed to shareholders of the Company on or about November 17, 1997.

As more fully described in this Proxy Statement, the Meeting has been called for the following purposes:


           FOR THE SHAREHOLDERS OF THE EDINBURGH OVERSEAS EQUITY FUND, TURNER CORE GROWTH FUND, FRONTIER CAPITAL APPRECIATION FUND
    AND ENHANCED U.S. EQUITY FUND (collectively the "Funds", each a "Fund"):


         1. To approve or disapprove a proposal to adopt a New Investment Advisory Agreement between the Company and M Financial Investment Advisers, Inc. (the "Adviser"), with respect to the Funds, which agreement is identical, in all material respects to the Investment Advisory Agreement between the Company and the Adviser currently in effect ("Proposal 1").


        FOR THE SHAREHOLDERS OF THE EDINBURGH OVERSEAS EQUITY FUND ONLY:

         2. To approve or disapprove a proposal to adopt a New Investment Sub-Advisory Agreement between the Adviser and Edinburgh Fund Managers, plc ("Edinburgh"), with respect to the Edinburgh Overseas Equity Fund, which agreement is identical, in all material respects to the Investment Sub-Advisory Agreement between the Adviser and Edinburgh currently in effect ("Proposal 2").

            FOR THE SHAREHOLDERS OF THE TURNER CORE GROWTH FUND ONLY:

         3. To approve or disapprove a proposal to adopt a New Investment Sub-Advisory Agreement between the Adviser and Turner Investment Partners, Inc. ("Turner"), with respect to the Turner Core Growth Fund, which agreement is identical, in all material respects to the Investment Sub-Advisory Agreement between the Adviser and Turner currently in effect ("Proposal 3").

      FOR THE SHAREHOLDERS OF THE FRONTIER CAPITAL APPRECIATION FUND ONLY:

         4. To  approve  or  disapprove  a  proposal  to adopt a New  Investment
Sub-Advisory Agreement between the Adviser and Frontier Capital Management Company, Inc. ("Frontier"), with respect to the Frontier Capital Appreciation Fund, which agreement is identical, in all material respects to the Investment Sub-Advisory Agreement between the Adviser and Frontier currently in effect ("Proposal 4").

       FOR THE SHAREHOLDERS OF THE ENHANCED U.S. EQUITY FUND ONLY:

         5. To approve or disapprove a proposal to adopt a New Investment Sub-Advisory Agreement between the Adviser and Franklin Portfolio Associates LLC ("Franklin"), with respect to the Enhanced U.S. Equity






Fund, which agreement is identical, in all material respects to the Investment Sub-Advisory Agreement between the Adviser and Franklin currently in effect ("Proposal 5").

                       FOR THE SHAREHOLDERS OF THE FUNDS:

         6. To elect five Directors of the Company ("Proposal 6").


         7. To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants for the Company ("Proposal 7").


            THE PROPOSALS AFFECTING A PARTICULAR FUND ARE AS FOLLOWS:

         Name of Fund                                Proposal Numbers
         ------------                                ----------------
         Edinburgh Overseas Equity Fund ..........   1, 2, 6 and 7
         Turner Core Growth Fund .................   1, 3, 6 and 7
         Frontier Capital Appreciation Fund ......   1, 4, 6 and 7
         Enhanced U.S. Equity Fund ...............   1, 5, 6 and 7


Proxy solicitations will be made, beginning on or about November 17, 1997, primarily by mail, but proxy solicitations also may be made by telephone, telefax or personal interviews. The costs of the proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Adviser.

The financial statements of the Company for the fiscal year ended December 31, 1996 and for the period ended June 30, 1997, are included in the Annual and Semi-Annual Reports to Shareholders, respectively, and are available without charge and upon request by calling Anna Nye at (888) 736-2878.

PROXIES

Any shareholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person or by letter to the Secretary of the Company.

In the event that a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.


Under the By-laws of the Company, the presence in person or by proxy of the shareholders holding one-third of the outstanding shares of a fund or funds, as the case may be, entitled to be cast at the Meeting shall constitute a quorum. If a proxy is not received from a particular shareholder, then the votes attributable to him or her will be allocated in the same ratio as votes for which instructions have been received. If a proxy is received with no direction indicated, then the votes attributable to such proxy will be voted for the proposals.


RECORD DATE

The Board of Directors of the Company has fixed the close of business on November 10, 1997, as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournment thereof. Only holders of record of shares at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and any adjournment thereof. At the close of business on the Record Date, there were outstanding 573,915, 251,182, 1,013,498 and 451,362 shares of Edinburgh Overseas Equity Fund ("Edinburgh Fund"), Turner Core Growth Fund ("Turner Fund"), Frontier Capital Appreciation Fund ("Frontier Fund") and Enhanced U.S. Equity Fund ("Enhanced Fund"), respectively.

BACKGROUND

GENERAL. The Company is an open-end investment company consisting of four separate diversified investment portfolios: Edinburgh Fund, Turner Fund, Frontier Fund and Enhanced Fund. These Funds are available through the purchase of variable life insurance and variable annuity policies issued by certain insurance companies ("Participating Insurance Companies"). As of November 10, 1997, the ownership of each Fund by Participating Insurance Companies and by M Life Insurance Co. was as follows:


                                      PERCENTAGE OF OWNERSHIP AND NUMBER OF SHARES OWNED

                                           M Life          John Hancock
                                         Insurance        Variable Life       Pacific Life      New York Life
            Name of Fund                   Co.*           Insurance Co.       Insurance Co.     Insurance Co.
            ------------                   ----           -------------       -------------     -------------
Edinburgh Fund .......................      35%               56%                  9%                0%
                                        201,247 shares    320,254 shares      52,412 shares        0 shares

Turner Fund ..........................      41%               38%                 20%                0%
                                        104,050 shares     96,529 shares      50,599 shares        0 shares

Frontier Fund ........................      10%               51%                 39%              0.1%
                                        104,126 shares    516,177 shares     392,000 shares    1,189 shares

Enhanced Fund ........................      23%                5%                 71%                0%
                                        105,549 shares     25,671 shares     320,141 shares        0 shares

-------------------
* M Life Insurance Co. ("M Life") provided seed capital to each Fund. M Life is an affiliate of M Financial Investment Advisers, Inc. Peter Mullin, a Director of the Company, indirectly owns 24.1% of M Life. M Life will vote its shares for the proposals.

The remaining Directors and officers of the Company as a whole own less than 1% of the assets of each Fund.

To the best knowledge of the Company, the names and addresses of the contract owners who own 5% or more of the outstanding shares of each Fund as of the Record Date, and the amount of outstanding shares owned of record by such holders, are set forth below.

                               SECURITY OWNERSHIP
                           OF CERTAIN CONTRACT OWNERS

     EDINBURGH FUND:

NAME AND ADDRESS                        SHARES HELD            PERCENT OWNERSHIP
----------------                        -----------            -----------------

Rabbi Trust ..........................  65,369.030                  11.39%
c/o Wachovia Bank on behalf of
JH Networking Insurance Agency
200 Clarendon Street
Boston, MA 02116


     FRONTIER FUND:

NAME AND ADDRESS                        SHARES HELD            PERCENT OWNERSHIP
----------------                        -----------            -----------------

Portland General Corporation .........  118,863.7164                11.73%
One World Trade Center
121 S.W. Salmon Street
Portland, OR 97204

Rabbi Trust ..........................  93,748.636                  9.25%
c/o Wachovia Bank on behalf of
JH Networking Insurance Agency
200 Clarendon Street
Boston, MA 02116


     ENHANCED FUND:

NAME AND ADDRESS                        SHARES HELD            PERCENT OWNERSHIP
----------------                        -----------            -----------------

Portland General Corporation .........  170,736.6536                37.83%
One World Trade Center
121 S.W. Salmon Street
Portland, OR 97204

The Company is advised by M Financial Investment Advisers, Inc. (the "Adviser"), and the Adviser has retained the services of Edinburgh Fund Managers, plc ("Edinburgh"), Turner Investment Partners, Inc. ("Turner"), Frontier Capital Management Company, Inc. ("Frontier") and Franklin Portfolio Associates LLC ("Franklin") (each a "Sub-Adviser," collectively the "Sub-Advisers") to provide the day-to-day portfolio management for the Edinburgh Fund, Turner Fund, Frontier Fund and Enhanced Fund, respectively. This Meeting has been called for the purpose of considering a New Investment Advisory Agreement between the Company and the Adviser on behalf of the Funds and New Investment Sub-Advisory Agreements between the Adviser and each of the Sub-Advisers on behalf of a Fund.

INFORMATION ABOUT THE ADMINISTRATOR

Pursuant to an Administration Agreement dated December 4, 1995, Investors Bank & Trust Company ("Investors Bank") provides certain administrative services to the Company, such as calculating each Fund's standardized performance information, preparing annual and semiannual reports to shareholders and the Securities and Exchange Commission ("SEC"), preparing each Fund's tax returns, monitoring compliance and performing other administrative duties. Investors Bank's principal business address is 200 Clarendon Street, Boston, Massachusetts 02116.

INFORMATION ABOUT THE PROPOSED TRANSACTION

The Company's Adviser is currently a wholly-owned subsidiary of M Financial Holdings Incorporated, which does business under the name M Financial Group. The address of M Financial Group is 205 S.E. Spokane Street, Portland, Oregon 97202. M Financial Group is engaged in providing product development and marketing support services for participating insurance agents. Currently, M Financial Group has two classes of stock outstanding. The class A shares are owned by the participating insurance agents. PWM Insurance Services owns 18.049% of the class A shares. Peter Mullin, a Director of the Company, owns 100% of PWM Insurance Services. The class B shares are owned by five individuals (either directly or indirectly through corporations owned by them). The following four individuals own greater than 10% of the class B shares:

Ellison Morgan (through M Corp.) ..................  29.625%
2030 Investors, LLC
One Sansome Street
Suite 2000
San Francisco, CA 94104

Mark Solomon (through M Corp.) ....................  29.625%
CMS Companies
1926 Arch Street
Philadelphia, PA 19103

Peter Mullin (through PWM Insurance Services) .....  22.93%
M Financial Group
205 S.E. Spokane Street
Portland, OR 97202

Carl Mammel (through Mammel
Investment Company, LLC) ..........................  15.82%
Office of the Chairman
Mammel Investment Company, LLC
8805 Indian Hills Drive
Omaha, NE 68114

M Financial Group is going through a reorganization and recapitalization pursuant to which it is anticipated that all of the class A and class B shares of M Financial Group would be exchanged for a new, single class of shares (the "Proposed Transaction"). This may effectively give control of M Financial Group to the independent agents (although Mr. Mullin would own a substantial minority block of approximately 24% of the new shares). This change in control of the Adviser's ultimate parent automatically terminates the Existing Investment Advisory Agreement and the four Existing Investment Sub-Advisory Agreements. Accordingly, shareholders are being asked to approve a "new" Investment Advisory Agreement and four "new" Investment Sub-Advisory Agreements (one for each of the Funds) embodying the same terms and fees with the Adviser and Sub-Advisers, differing only in the effective and termination dates.


Prior to January 3, 1997, the Adviser was 100% owned by Management Partnership. Peter Mullin, a current director and nominee for re-election, indirectly owned or controlled 22.93% of Management Partnership. As a part of the overall reorganization, on January 3, 1997, the interests in Management Partnership were acquired by M Financial Group. In exchange for the interests in Management Partnership, Mr. Mullin indirectly (through entities he controls) received $5,357,306 from M Financial Holdings Incorporated.

As required by the Investment Company Act of 1940, as amended (the "1940 Act"), the Company's current Investment Advisory Agreement provides for its automatic termination upon its "assignment." The consummation of the Proposed Transaction will give rise to an "assignment" of the Company's current Investment Advisory Agreement within the meaning of the 1940 Act and will result in a termination of each of the Investment Sub-Advisory Agreements according to their terms. Accordingly, the Investment Advisory and Sub-Advisory Agreements must be re-approved since they will be deemed terminated upon the consummation of the Proposed Transaction.

BOARD OF DIRECTORS' EVALUATION

At a meeting held on October 16, 1997, the Board of Directors of the Company, including a majority of the Independent Directors, unanimously approved, subject to shareholder approval, the New Investment Advisory Agreement and the four New Investment Sub-Advisory Agreements, to be effective on the consummation of the Proposed Transaction on December 31, 1997. A copy of the New Investment Advisory Agreement and each New Investment Sub-Advisory Agreement is attached to this Proxy Statement as Exhibits A through E. In approving the New Investment Advisory Agreement and each New Investment Sub-Advisory Agreement, the Board of Directors reviewed materials furnished by the Adviser regarding the Proposed Transaction and materials furnished by the Adviser and each Sub-Adviser regarding their personnel, philosophy of management, investment performance and the fees and expense structures of the Funds and of other funds within the peer group. The Board of Directors took into account the terms of the Proposed Transaction and the fact that there are no material differences between the provisions of the Existing Investment Advisory and Sub-Advisory Agreements and the New Investment Advisory and Sub-Advisory Agreements. The Board of Directors also determined that the Adviser and each Sub-Adviser were presently providing satisfactory services to the Funds. Additional information regarding each agreement is provided below under the appropriate Proposal Number. Such information is only a summary and is qualified by reference to the attached Exhibits A through E.


EXISTING SUB-ADVISORY AGREEMENTS

Under the Existing Investment Sub-Advisory Agreements, each Sub-Adviser is responsible for making investment decisions for its respective Fund and for placing the purchase and sale orders for the portfolio transactions of such Fund. In this capacity, the Sub-Advisers obtain and evaluate appropriate economic, statistical, timing, and financial information and formulate and implement investment programs in furtherance of such Fund's investment objective. The Sub-Advisers may place orders for portfolio transactions with any broker including, to the extent and in the manner permitted by applicable law, affiliated brokers. As compensation for their services, each Sub-Adviser receives a fee (paid by the Adviser) based on the average daily net assets of the applicable Fund.

Since they are paid by the Adviser, the sub-advisory fees form a portion of, and are not in addition to, the Advisory fees described below. For the period January 4, 1996 (commencement of operations) to Decem-ber 31, 1996, the Adviser paid the Sub-Advisers the following sub-advisory fees:
Edinburgh Fund - $22,219; Turner Fund - $5,360; Frontier Fund - $14,509; Enhanced Fund - $4,573.


Each New Investment Sub-Advisory Agreement will become effective on January 1, 1998 and will thereafter be reviewed for continuation on an annual basis by the Board of Directors.


                       FOR THE SHAREHOLDERS OF THE FUNDS:

PROPOSAL 1: APPROVAL OR DISAPPROVAL OF THE ADOPTION OF A NEW INVESTMENT ADVISORY AGREEMENT WITH M FINANCIAL INVESTMENT ADVISERS, INC. (THE "ADVISER"), ON BEHALF OF THE FUNDS, WHICH AGREEMENT IS IDENTICAL, IN ALL MATERIAL RESPECTS TO THE INVESTMENT ADVISORY AGREEMENT CURRENTLY IN EFFECT.

EXISTING INVESTMENT ADVISORY AGREEMENT

The Existing Investment Advisory Agreement, executed on December 5, 1995, and amended on March 1, 1996, was initially approved for each Fund by the Board of Directors on November 20, 1995, and by the sole initial shareholder of the Funds on December 5, 1995. Under the terms of the Existing Investment Advisory Agreement, the Adviser renders investment management services with respect to the Funds. Such services include the overall business management and administrative services necessary for the Funds' operations. For its services to the Funds, the Adviser receives an advisory fee that is based on the average daily net assets of each of the Funds.

Such fee is presently paid to the Adviser on a quarterly basis according to the following schedule:



     FUND                            TOTAL ADVISORY FEES
     ----                            -------------------
Edinburgh Fund ...........     1.05% on the first $10 million
                                0.90% on the next $15 million
                                0.75% on the next $75 million
                             0.60% on amounts above $100 million
Turner Fund ..............                  0.45%
Frontier Fund ............                  0.90%
Enhanced Fund ............     0.55% on the first $25 million
                                0.45% on the next $75 million
                             0.30% on amounts above $100 million


For the period January 4, 1996 (commencement of operations) to December 31, 1996, the Funds paid the following amounts as investment advisory fees payable to the Adviser: Edinburgh Fund, $25,922; Turner Fund, $8,040; Frontier Fund, $17,411; Enhanced Fund, $6,289.

The Existing Investment Advisory Agreement does not place limits on the operating expenses of the Company or of any Fund. However, the Adviser has voluntarily undertaken to pay any such expenses (but not including the advisory fee, brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses, as accrued for each Fund, through December 31, 1997, exceed 0.25% of that Fund's estimated average daily net assets on an annualized basis.For the period January 4, 1996 (commencement of operations) to December 31, 1996, the Adviser reimbursed the Funds for operating expenses that exceeded the voluntary expense limitation in the following amounts: Edinburgh, $146,502; Turner Fund, $137,012; Frontier Fund, $133,645; Enhanced Fund, $130,220.

The New Investment Advisory Agreement will become effective on January 1, 1998 and will thereafter be reviewed for continuation on an annual basis by the Board of Directors.



INFORMATION ABOUT THE ADVISER

The Adviser was organized on September 11, 1995, and its address is River Park Center, 205 S.E. Spokane Street, Portland, Oregon 97202. See "Information about the Proposed Transaction" for additional information about the Adviser.

The current Directors and Officers of the Adviser and their addresses and principal occupations during the past five years are set forth below:

     Name and Position                         Address                               Principal Occupation
        with Adviser                           -------                               --------------------
        ------------
David Spungen* ............. CMS Companies, 1926 Arch St., Philadelphia,  Director, Capital Management, CMS
Director                     Pennsylvania 19103                           Companies

Harry Levitt ............... Mullin Consulting, Inc., 644 South Figueroa  Principal, Mullin Consulting, Inc.
Director                     St., Los Angeles, California 90017

Michael Molewski ........... Cornerstone Advisor Group, 1802 Hamilton     Managing Partner, Cornerstone Advisor
Director                     St., Allentown, Pennsylvania 18104           Group

James Belk ................. BCG Companies,                               Managing Director, BCG Companies
Director                     707 E. Main St., 9th Floor, Richmond,
                             Virginia 23219

James Cheney ............... Evergreen Management, Inc., 100 Tallan       Principal, Evergreen Management, Inc.
Director                     Building, 2 Union Square, Chattanooga,
                             Tennessee 37402

Michael Kiley .............. KFM Financial & Insurance Services           President, KFM Financial & Insurance
Director                     Corporation, 2030 Main St., Ste. 1240,       Services Corporation
                             Irvine, California 97614

Daniel Byrne** ............. M Financial Group, 205 SE Spokane St.,       Senior Vice President, Product
President                    Portland, Oregon 97202                       Development & Sales, M Financial Group

David Schutt** ............. M Financial Group, 205 SE Spokane St.,       Director, Finance, M Financial Group
Secretary and Treasurer      Portland, Oregon 97202

JoNell Hermanson ........... M Financial Group, 205 SE Spokane St.,       Director, Product Development & Sales, M
Marketing Officer            Portland, Oregon 97202                       Financial Group

--------------
*Also a Director of the Company
**Also an Officer of the Company

RECOMMENDATION AND REQUIRED VOTE

At the Meeting, the shareholders of each Fund will vote on Proposal 1. The affirmative vote of the holders of a majority of the outstanding shares of a Fund is required to approve the New Investment Advisory Agreement between the Company and the Adviser with respect to that Fund. "Majority" for this purpose under the 1940 Act means the lesser of (i) 67% of the shares represented at the Meeting if more than 50% of such outstanding shares are represented, or (ii) more than 50% of such outstanding shares. Where a shareholder abstains, the shares represented will be counted as present and entitled to vote on the matter for purposes of determining a quorum, but the abstention will have the effect of a negative vote on the proposal. A copy of the New Investment Advisory Agreement is attached to this Proxy Statement as Exhibit A.


FOR THE REASONS STATED ABOVE UNDER "BOARD OF DIRECTORS' EVALUATION", THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF EACH FUND APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT.

        FOR THE SHAREHOLDERS OF THE EDINBURGH OVERSEAS EQUITY FUND ONLY:


PROPOSAL  2:  APPROVAL  OR  DISAPPROVAL  OF  THE  ADOPTION  OF A NEW  INVESTMENT
SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND EDINBURGH FUND MANAGERS, PLC ("EDINBURGH"), ON BEHALF OF THE EDINBURGH OVERSEAS EQUITY FUND, WHICH AGREEMENT IS IDENTICAL, IN ALL MATERIAL RESPECTS TO SUCH INVESTMENT SUB-ADVISORY AGREEMENT CURRENTLY IN EFFECT.

  EXISTING INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND EDINBURGH

The Existing Investment Sub-Advisory Agreement between the Adviser and Edinburgh was executed on January 2, 1996, and was initially approved by the Board of Directors on November 20, 1995, and by the sole initial shareholder of the Edinburgh Fund on December 5, 1995. Edinburgh is Sub-Adviser to the Edinburgh Fund. Edinburgh's principal business address is Donaldson House, 97 Haymarket Terrace, Edinburgh EH12 5HD, Scotland.

Edinburgh receives a fee (paid by the Adviser) based on the average daily net assets of the Edinburgh Fund at the following annual rate:

           0.90% on the first $10 million
           0.75% on the next $15 million
           0.60% on the next $75 million
           0.45% on amounts above $100 million

INFORMATION ABOUT EDINBURGH

The current directors and officers of Edinburgh and their addresses and principal occupations during the past five years are set forth below:

Name                              Address                                   Principal Occupation
----                              -------                                   --------------------
Michael Warren Balfour .......... "Mayfield House," 20 West Mayfield,       Chief Investment Officer
                                  Edinburgh, EH9 1TF

Lloyd Andrew Beat ............... 45 Bonaly Crescent, Edinburgh, EH13 0EP   Head of Sales & Marketing
                                                                            (North America)

Graham Meikle Brock ............. 23a Campbell Road, Edinburgh, EH12 6DT    Finance Director

Graham Hugh Campbell ............ 42 Bellhouse Road, Aberdour, KY3 0TL      Head of UK Income

Alistair Malcolm Thomson Currie . 22 Glencairn Crescent, Edinburgh, EH12    Head of UK Smaller Companies
                                  5BT

David Whitson Currie ............ 83 Trinity Road, Edinburgh, EH5 3JX       Head of US

Helen Watson Fallow ............. 27 Drummond Place, Gargunnock, FK8 3BZ    Head of Research - Emerging
                                                                            Markets

Alexander John Gowans ........... 4 Forrester Road, Edinburgh, EH12 8AB     Investment Trust Development
                                                                            and Investor Relations

Jimmy Smith Hay ................. 2 Pentland Court, Bilston, Roslin,        Managing Director - Unit Trust
                                  Midlothian EH25 9TA

Carole Haddow ................... "Sunny Den House," Ayton Hill, Near       Group Marketing
                                  Cupar, Fife, KY14 6JH


                                        8



Name                              Address                                   Principal Occupation
----                              -------                                   --------------------

Roderick MacLeod MacRae ......... 18 Cairnmiller Road, Edinburgh, EH12 6LP  Head of Administration

David McCraw .................... 108 Grange Loan, Edinburgh, EH9 2EF       Head of Institutional
                                                                            Investment Management

Kenneth Brian McKenna ........... 21 St Ronans Terrace, Edinburgh, EH10 5PG Head of Information Technology

Robert Graham Harkness McGeorge . 11 Essex Brae, Edinburgh, EH4 6LN         Institutional Sales &
                                                                            Marketing (Canada)

Ian Edward Massie ............... 3 Cammo Bank, Edinburgh, EH4 8HE          Investment Trust Development
                                                                            and Investor Relations

Catherine Chee Jian Miller ...... 93 Woodfield Park, Colinton, Edinburgh,   Company Secretary
                                  EH13 0RA

Harry James Morgan .............. 7 Park Avenue, Edinburgh, EH15 1JT        Managing Director - Private
                                                                            Clients

Richard Davidson Muckart ........ Marchmont, 22 March Street, Peebles,      Investment Director
                                  EH45 8EP

Colin Fraser Peters ............. Wester Bavelaw, Balerno, Midlothian, EH4  Human Resources and Operations
                                  1HD

Jamie MacGregor Sandison ........ 4 Learmouth Gardens, Edinburgh, EH4 1HD   Head of Europe

Elizabeth Thorn ................. 4 Royal Circus, Edinburgh, EH3 6SR        Head of UK Large Companies

Iain Alasdair Watt* ............. "Sycamore Bank," 19 Ferryhills Road,      Chief Executive Officer
                                  North Queensferry, KY11 1HE

Nigel Patrick Whittingham ....... Greenend House, 49 Ellens Glen Road,      Head of Sales & Marketing
                                  Edinburgh, EH17 7QA
-----------------

*Principal executive officer

The principal business address of Edinburgh Fund Managers Group plc, Edinburgh's parent company, is Donaldson House, 97 Haymarket Terrace, Edinburgh, EH12 5HD. Edinburgh Fund Managers Group plc owns a 100% interest in Edinburgh.


Edinburgh advises another mutual fund, the Pacific European Growth Fund, which has a similar investment objective as the Edinburgh Fund. The Pacific European Growth Fund had net assets of $97 million as of August 31, 1997. Edinburgh receives a fee for its services based on the average daily net assets of the Pacific European Growth Fund at the following annual rate:


               1.00% on the first $100 million
               0.875% on the next $100 million
               0.75% on amounts above $200 million plus performance element up to (+ or -) 25% of fee


                                        9



RECOMMENDATION AND REQUIRED VOTE

At the Meeting, the shareholders of the Edinburgh Fund will vote on Proposal 2. The affirmative vote of the holders of a majority of the outstanding shares of the Edinburgh Fund is required to approve this proposal. "Majority" for this purpose under the 1940 Act means the lesser of (i) 67% of the shares represented at the Meeting if more than 50% of such outstanding shares are represented, or
(ii) more than 50% of such outstanding shares. Where a shareholder abstains, the shares represented will be counted as present and entitled to vote on the matter for purposes of determining a quorum, but the abstention will have the effect of a negative vote on the proposal. A copy of the New Investment Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit B.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE EDINBURGH FUND APPROVE THE NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND EDINBURGH.


            FOR THE SHAREHOLDERS OF THE TURNER CORE GROWTH FUND ONLY:

PROPOSAL 3: APPROVAL OR DISAPPROVAL OF THE ADOPTION OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND TURNER INVESTMENT PARTNERS, INC. ("TURNER"), ON BEHALF OF THE TURNER CORE GROWTH FUND, WHICH AGREEMENT IS IDENTICAL, IN ALL MATERIAL RESPECTS TO SUCH INVESTMENT SUB-ADVISORY AGREEMEN CURRENTLY IN EFFECT.

EXISTING INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND TURNER

The Existing Investment Sub-Advisory Agreement between the Adviser and Turner was executed on December 20, 1995, and was initially approved by the Board of Directors on November 20, 1995, and by the sole initial shareholder of the Turner Fund on December 5, 1995. Turner is Sub-Adviser to the Turner Fund. Turner's principal business address is 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312.

Turner receives a fee (paid by the Adviser) based on the average daily net assets of the Turner Core Growth Fund at the annual rate of 0.30%.

INFORMATION ABOUT TURNER

The current officers of Turner and their address and principal occupation during the past five years are set forth below:


Name                       Position with Turner and Principal Occupation
----                       ---------------------------------------------

Robert E. Turner*(1) ..... Chairman   and  Chief   Executive   Officer,   Turner
                           Investment Partners, Inc.; Chief Investment Officer

Mark D. Turner*(1) ....... President,  Turner Investment  Partners,  Inc.; Chief
                           Fixed Income Investment Officer

Stephen J. Kneeley* ...... Chief Operating Officer,  Turner Investment Partners,
                           Inc.; Corporate Secretary and Treasurer

Michael R. Thompson* ..... Corporate  Assistant  Secretary,  Marketing Director,
                           Turner Investment Partners, Inc.

------------------------
* The principal business address of Turner is 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312.

(1) Robert E. Turner and Mark D. Turner each own 10% or more of the outstanding voting securities of Turner Investment Partners, Inc.


Turner advises another mutual fund, the Turner Growth Equity Fund, which has a similar investment objective as the Turner Fund. The Turner Growth Equity Fund had net assets of $100 million as of September 30, 1997. Turner receives a fee for its services based on 0.75% of the average daily net assets of the Turner Growth Equity Fund. Turner has agreed, on a voluntary basis, to waive its advisory fees from the Turner Growth Equity Fund to the extent necessary to keep the "Total Operating Expenses" of such Fund from exceeding 1.00% of average daily net assets.

                                       10




RECOMMENDATION AND REQUIRED VOTE

At the Meeting, the shareholders of the Turner Fund will vote on Proposal 3. The affirmative vote of the holders of a majority of the outstanding shares of the Turner Fund is required to approve this proposal. "Majority" for this purpose under the 1940 Act means the lesser of (i) 67% of the shares represented at the Meeting if more than 50% of such outstanding shares are represented, or (ii) more than 50% of such outstanding shares. Where a shareholder abstains, the shares represented will be counted as present and entitled to vote on the matter for purposes of determining a quorum, but the abstention will have the effect of a negative vote on the proposal. A copy of the New Investment Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit C.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE TURNER FUND APPROVE THE NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND TURNER.


      FOR THE SHAREHOLDERS OF THE FRONTIER CAPITAL APPRECIATION FUND ONLY:


PROPOSAL  4:  APPROVAL  OR  DISAPPROVAL  OF  THE  ADOPTION  OF A NEW  INVESTMENT
SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND FRONTIER CAPITAL MANAGEMENT COMPANY, INC. ("FRONTIER"), ON BEHALF OF THE FRONTIER CAPITAL APPRECIATION FUND, WHICH AGREEMENT IS IDENTICAL, IN ALL MATERIAL RESPECTS TO SUCH INVESTMENT SUB-ADVISORY AGREEMENT CURRENTLY IN EFFECT.

EXISTING INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND FRONTIER

The Existing Investment Sub-Advisory Agreement between the Adviser and Frontier was executed on December 11, 1995, and was initially approved by the Board of Directors on November 20, 1995, and by the sole initial shareholder of the Frontier Fund on December 5, 1995. Frontier is Sub-Adviser to the Frontier Fund. Frontier's principal business address is 99 Summer Street, Boston, Massachusetts 02110.

Frontier receives a fee (paid by the Adviser) based on the average daily net assets of the Frontier Capital Appreciation Fund at the annual rate of 0.75%.


INFORMATION ABOUT FRONTIER

The current directors and officers of Frontier and their addresses and principal occupations during the past five years are set forth below:

Name                            Position with Frontier and Principal Occupation
----                            -----------------------------------------------

J. David Wimberley, CFA*(1) ... Chairman  and   Director;   Portfolio   Manager,
                                Frontier Growth Portfolios

Thomas W. Duncan, CFA*(1) ..... President  and  Director;   Portfolio   Manager,
                                Frontier Small Cap Portfolios

Donald E. August*(2) .......... Executive  Vice  President and  Director;  Chief
                                Financial Officer and Research Analyst

Grace K. Fey, CFA*(3) ......... Executive Vice President and Director; Portfolio
                                Manager, Frontier Capital Advisors
----------------
*The  principal  business  address  of  Frontier  is 99 Summer  Street,  Boston,
 Massachusetts 02110.

(1) Mr. Wimberley and Mr. Duncan each own 25% of the outstanding voting securities of Frontier.

(2) Mr. August owns 12% of the outstanding voting securities of Frontier.

(3) Ms. Fey owns 8% of the outstanding voting securities of Frontier.

The remaining 30% of the outstanding voting securities of Frontier is owned by current and former employees of Frontier, with no one individual owning a 10% or greater interest in such securities.

Frontier advises another mutual fund, the Hirtle Callaghan Trust, which has a similar investment objective as the Frontier Fund. The Hirtle Callaghan Trust had net assets of $59 million as of June 30, 1997.

                                       11



Frontier receives a fee for its services based on 0.45% of the average daily net assets of the Hirtle Callaghan Trust.


RECOMMENDATION AND REQUIRED VOTE

At the Meeting, the shareholders of the Frontier Fund will vote on Proposal 3. The affirmative vote of the holders of a majority of the outstanding shares of the Frontier Fund is required to approve this proposal. "Majority" for this purpose under the 1940 Act means the lesser of (i) 67% of the shares represented at the Meeting if more than 50% of such outstanding shares are represented, or
(ii) more than 50% of such outstanding shares. Where a shareholder abstains, the shares represented will be counted as present and entitled to vote on the matter for purposes of determining a quorum, but the abstention will have the effect of a negative vote on the proposal. A copy of the New Investment Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit D.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE FRONTIER FUND APPROVE THE NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND FRONTIER.


           FOR THE SHAREHOLDERS OF THE ENHANCED U.S. EQUITY FUND ONLY:


PROPOSAL 5: APPROVAL OR DISAPPROVAL OF THE ADOPTION OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND FRANKLIN PORTFOLIO ASSOCIATES LLC ("FRANKLIN"), ON BEHALF OF THE ENHANCED U.S. EQUITY FUND, WHICH AGREEMENT IS IDENTICAL, IN ALL MATERIAL RESPECTS TO SUCH INVESTMENT SUB-ADVISORY AGREEMENT CURRENTLY IN EFFECT.

EXISTING INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND FRANKLIN

The Existing Investment Sub-Advisory Agreement between the Adviser and Franklin was executed on December 15, 1995, and was initially approved by the Board of Directors on November 20, 1995, and by the sole initial shareholder of the Enhanced Fund on December 5, 1995. Franklin is Sub-Adviser to the Enhanced Fund. Franklin's principal business address is Two International Place, 22nd Floor, Boston, Massachusetts 02110.

Franklin receives a fee (paid by the Adviser) based on the average daily net assets of the Enhanced U.S. Equity Fund at the following annual rates:

               0.40% on the first $25 million
               0.30% on the next $75 million
               0.15% on amounts above $100 million

INFORMATION ABOUT FRANKLIN

The current directors and officers of Franklin and their address and principal occupation during the past five years are set forth below:

Name                    Position with Franklin and Principal Occupation
----                    -----------------------------------------------

John Nagorniak ........ Director;  Chief  Executive  Officer  and  President  of
                        Franklin
John Cone ............. Director;  Executive Vice President of Franklin
Peter Robbins ......... Director;  Senior Vice President of Franklin
W. Keith Smith ........ Director;  Vice Chairman of Mellon Bank
Christopher Condron ... Director;  Vice Chairman of Mellon Bank
Ronald O'Hanley ....... Director; Chief Operating Officer of Mellon Global Asset
                        Management

The principal business address of the directors and officers listed above is Franklin Portfolio Associates, Two International Place, 22nd Floor, Boston, Massachusetts 02110.

                                       12




Franklin is a wholly-owned subsidiary of Franklin Portfolio Holdings, Inc.1 (99%) and The Boston Company2 (1%). Franklin Portfolio Holdings, Inc. is a wholly-owned subsidiary of The Boston Company (100%), which is owned by Boston Group Holdings3 (100%), which is owned by Mellon Bank Corporation4 (100%).


Franklin advises another mutual fund, the Vanguard Growth & Income Fund, which has a similar investment objective as the Enhanced Fund. The Vanguard Growth & Income Fund had net assets of $2 billion as of September 30, 1997. Franklin receives a fee for its services to the Vanguard Growth & Income Fund based on 0.30% on the first $100 million of such fund's average daily net assets, 0.15% on the next $650 million of average daily net assets and 0.10% on average daily net assets over $750 million. This fee may be increased or reduced by applying an adjustment formula based on the investment performance of such fund relative to the S&P 500 Index.


RECOMMENDATION AND REQUIRED VOTE

At the Meeting, the shareholders of the Enhanced Fund will vote on Proposal 5. The affirmative vote of the holders of a majority of the outstanding shares of the Fund is required to approve this proposal. "Majority" for this purpose under the 1940 Act means the lesser of (i) 67% of the shares represented at the Meeting if more than 50% of such outstanding shares are represented, or (ii) more than 50% of such outstanding shares. Where a shareholder abstains, the shares represented will be counted as present and entitled to vote on the matter for purposes of determining a quorum, but the abstention will have the effect of a negative vote on the proposal. A copy of the New Investment Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit E.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE ENHANCED FUND APPROVE THE NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND FRANKLIN.

                 FOR APPROVAL BY THE SHAREHOLDERS OF THE FUNDS:

PROPOSAL 6: ELECTION OF DIRECTORS

The sixth  proposal to be  considered at the Meeting is the election of the five
(5) Directors of the Company. Each of the nominees currently serves as a Director of the Company and has consented to continue to serve as a Director of the Company if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the persons named in the proxy have discretionary authority to vote in favor of a substitute nominee or nominees.

Any Director may resign and any Director may be removed at any annual or special meeting of shareholders called for that purpose and at which a quorum is present by a vote of a majority of the votes entitled to be cast on the matter. In case a vacancy shall exist for any reason, the remaining Directors may fill such vacancy by appointing another Director. If, at any time, less than a majority of the Directors holding office have been elected by the shareholders, the Directors then in office will call a shareholders meeting for the purpose of electing Directors to fill any existing vacancies in the Board of Directors.

---------------------------------
1 The principal  business address of Franklin  Portfolio  Holdings,  Inc. is Two
  International Place, 22nd Floor, Boston, MA 02110.

2 The  principal  business  address of The Boston  Company is One Boston  Place,
  Boston,  MA 02108.

3 The principal  business  address of Boston Group Holdings is One Boston Place,
  Boston, MA 02108.

4 The principal business address of Mellon Bank Corporation is 500 Grant Street,
  One Mellon Bank Center, Pittsburgh, PA 15258.

                                       13




Set forth below is a list of the nominees for election to the Company's Board of Directors, together with certain other information:

                                         POSITION(S)
                                         HELD WITH                   PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE                   THE COMPANY                 DURING PAST 5 YEARS
----------------------                   -----------                 -------------------
Peter W. Mullin*(1) ..................   Director since 1995         Chairman and Chief Executive Officer, Mullin
(age 56)                                                             Consulting, Inc.

David M. Spungen*(2) .................   Director since 1995         Director of CMS Capital Management, a division of CMS
(age 35)                                                             Investment Resources, Inc.

Gerald Bidwell .......................   Director since 1995         President and Chief Executive Officer, Bidwell & Co.
209 SW Oak Street
Portland, Oregon 97204
(age 53)


Neil E. Goldschmidt ..................   Director since 1995         President, Neil Goldschmidt, Inc.
222 SW Columbia
Suite 1850
Portland, Oregon 97201
(age 57)

Philip W. Halpern ....................   Director since 1995         Treasurer and Chief Investment Officer, California
1400 Fones Road                                                      Institute of Technology, since September 1996.  Chief
Olympia, Washinton 98501                                             Investment Officer, Washington State Investment
(age 42)                                                             Board, since 1992.


--------------------
*"Interested Person" of the Company for purposes of the 1940 Act. The address for Messrs. Mullin and Spungen is M Fund, Inc., River Park Center, 205 S.E. Spokane Street, Portland, Oregon 97202.

(1) Mr. Mullin is a shareholder of M Financial Holding Incorporated,the parent company of the Adviser.

(2) Mr. Spungen is a director of the Adviser.

The Board of Directors held three meetings during the fiscal year ended December 31, 1996. Four of the Directors attended all three Board meetings. Mr. Spungen attended two of the three meetings held by the Board of Directors during the fiscal year ended December 31, 1996.

The Funds have no standing audit, nominating or compensation committees.

Each non-interested Director receives as compensation an annual retainer of $8,000 plus $500 per meeting of the Board which he attends. During the period January 4, 1996 (commencement of operations) to December 31, 1996, the Directors of the Company received the following compensation from the Company:

                                                       PENSION OR
                                                       RETIREMENT                                   TOTAL
                                                    BENEFITS ACCRUED                            COMPENSATION
                                AGGREGATE            AS PART OF THE      ESTIMATED ANNUAL     FROM THE COMPANY
     NAME OF PERSON,        COMPENSATION FROM      COMPANY'S EXPENSES     BENEFITS UPON       AND FUND COMPLEX
         POSITION              THE COMPANY*                                 RETIREMENT       PAID TO DIRECTORS*
         --------              ------------        -------------------     ----------       ------------------
 Peter W. Mullin .............     $ 0                  $    0               $    0                 $    0
 Director

 David M. Spungen ............     $ 0                  $    0               $    0                 $    0
 Director

 Gerald Bidwell ..............   $10,000                $    0               $    0                 $10,000
 Director

 Neil E. Goldschmidt .........   $10,000                $    0               $    0                 $10,000
 Director

 Philip W. Halpern ...........   $10,000                $    0               $    0                 $10,000
 Director

---------------------
*Includes compensation for attendance at the Company's Organizational Meeting held November 20, 1995.

                                       14




The executive officers of the Company are listed in the table below. Mr. Byrne and Mr. Schutt were first elected to office in 1995. Each officer of the Company will hold such office at the pleasure of the Board of Directors.

                            POSITION(S)
                            HELD WITH
NAME, ADDRESS, AND AGE      THE COMPANY            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------      -----------            -------------------------------------------
Daniel F. Byrne* .......... President              Senior Vice President, Product Development and Sales
(age 40)                                           Support, of M Financial Group, since 1992.

David W. Schutt* .......... Secretary and          Secretary and Treasurer of M Life and Director of
(age 41)                    Treasurer              Finance for M Financial Group, since 1992.

---------------------
*The address for Messrs. Byrne and Schutt is M Fund, Inc., River Park Center, 205 S.E. Spokane Street, Portland, Oregon 97202.

RECOMMENDATION AND REQUIRED VOTE

Election of each of the listed nominees for Director of the Company will require the affirmative vote of a plurality of the votes cast by shareholders of each Fund at the Meeting in person or by proxy (i.e., the nominees receiving the most votes will be elected). Where a shareholder abstains, the shares represented will be counted as present and entitled to vote on the matter for purposes of determinating a quorom, but the abstention will have the affect of a negative vote on the proposal.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE "FOR" THE ELECTION OF EACH NOMINEE.


                       FOR THE SHAREHOLDERS OF THE FUNDS:


PROPOSAL 7: RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY

Coopers & Lybrand L.L.P. ("Coopers & Lybrand"), One Post Office Square, 28th Floor, Boston, Massachusetts 02109, has served as independent accountants for the Company since the Company's commencement of operations on January 4, 1996, and is being recommended by the Directors of the Company to continue to serve in such capacity.

During the fiscal year ending December 31, 1997, the services to be provided to the Company by Coopers & Lybrand will include examination of financial statements, review of filings with the SEC and preparation of tax returns.

It is intended that proxies not limited to the contrary will be voted in favor of ratifying the selection of Coopers & Lybrand as independent public accountants to certify every financial statement of the Company required by any law or regulation to be certified by independent public accountants and filed with the SEC. Coopers & Lybrand has no direct or material indirect interest in the Company. Representatives of Coopers & Lybrand will be available at the Meeting by telephone and will be given the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

RECOMMENDATION AND REQUIRED VOTE

A majority of the votes cast by shareholders of each Fund at the Meeting, in person or by proxy, is required for ratification of the selection of Coopers & Lybrand as independent accountants for the Company.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE COMPANY, RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANY VOTE "FOR" RATIFICATION OF COOPERS & LYBRAND AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY.

                                       15



SHAREHOLDER PROPOSALS

Proposals of shareholders which are intended to be presented at a future shareholder meeting must be received by the Company a reasonable time prior to the Company's solicitation of proxies relating to such future meeting. The Company is a Maryland corporation, and as such it is not required to hold, and has no intention of holding, annual meetings, although the Company may hold special shareholder meetings.

OTHER BUSINESS

The Board of Directors of the Company does not know of any other matters to be considered at the Meeting other than those referred to above. If any other matters are properly presented to the Meeting, it is the intention of proxy holders to vote such proxies on such matters in accordance with their judgment.


                                              By Order of the Board of Directors

                                              David W. Schutt
                                              Secretary

November 17, 1997
Portland, Oregon


                                       16





                                                                       EXHIBIT A

                                  M FUND, INC.

                          INVESTMENT ADVISORY AGREEMENT


         THIS AGREEMENT, made and entered into this 1st day of January, 1998, by and between M Fund, Inc., a corporation organized and existing under the laws of the State of Maryland (the "Fund"), and M Financial Investment Advisers, Inc., a corporation organized and existing under the laws of the State of Colorado (the "Adviser").

         WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several portfolios of shares, each having its own investment policies; and


         WHEREAS, the Adviser is duly registered as an investment adviser pursuant to the Investment Adviser Act of 1940; and


         WHEREAS, the Fund desires to retain the Adviser to render investment management services with respect to its Edinburgh Overseas Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund, and Enhanced U.S. Equity Fund, and such other portfolios as the Fund and the Adviser may agree upon (the "Portfolios"), and the Adviser is willing to render such services.

         NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.       DUTIES OF THE ADVISER.  The Fund employs the Adviser:

         (a)      to manage the investment and reinvestment of the assets;

         (b) to hire, and thereafter supervise the investment activities of, one or more sub-advisers deemed necessary to carry out the investment program of any Portfolios of the Fund, pursuant to a written sub-advisory agreement and subject to approval by:

                  (i)        the Fund's Board of Directors;

                  (ii) the vote of a majority of Directors, who are not parties to such sub-advisory agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and

                  (iii) except as otherwise permitted under the terms of any exemptive relief obtained from the Securities and Exchange Commission (the "SEC"), or by rule or regulation, a majority of the outstanding voting securities of any affected Portfolio(s);

         (c) to continuously review, supervise and (except where delegated to a sub-adviser) administer the investment program of the Portfolios;

         (d) to determine in its discretion (except where delegated to a sub-adviser) the securities to be purchased or sold;

         (e) to provide the administrator of the Fund (the "Administrator") and the Fund with records concerning the Adviser's activities which the Fund is required to maintain; and

         (f) to render regular reports to the Administrator and to the Fund's officers and Directors concerning the Adviser's discharge of the foregoing responsibilities. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

         The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Directors of the Fund and in compliance with such policies as the Directors may from time to time establish, and in compliance with the objectives, policies, and restrictions for each such Portfolio set forth in the Fund's prospectus and statement of additional information, as amended from time to time (referred to collectively as

                                       A-1



the "Prospectus"), and applicable laws and regulations. The Fund will furnish the Adviser from time to time with copies of all amendments or supplements to the Prospectus, if any.

         The Adviser accepts such employment and agrees, at its own expense, to render the investment advisory services and to furnish, for the use of the Fund, office space and all necessary office facilities, equipment and personnel (including any sub-advisers) for servicing the investments of the Fund, maintaining its organization and assisting in providing shareholder communications and information services and to permit any of its officers and employees to serve, without compensation, as Directors or officers of the Fund if elected to such positions.


2.       FEES AND EXPENSES.


         (a) PAYABLE BY THE FUND. The Fund shall pay all of its expenses other than those expressly stated to be payable by the Adviser. The expenses payable by the Fund shall include, without limitation:

                  (i)        interest and taxes;

                  (ii)       brokerage commissions and other costs in connection
                             with   the   purchase   or  sale   of   securities,
                             commodities, and other investments for the Fund;

                  (iii) fees and expenses of its Directors (other than those who are "interested persons" of the Fund or the Adviser);

                  (iv)       legal and audit expenses;

                  (v) transfer agent expenses and expenses for servicing shareholder accounts;

                  (vi) expenses of computing the net asset value of the shares of the Fund and the amount of its dividends;

                  (vii)      custodian fees and expenses;

                  (viii) fees and expenses related to the registration and qualification of the Fund and its shares for distribution under state and federal securities laws;

                  (ix) expenses of printing and mailing reports, notices and proxy materials to shareholders of the Fund;

                  (x)        the cost of share certificates, if any;

                  (xi) reports, membership and dues in the Investment Company Institute or any similar organization;

                  (xii)      expenses of preparing and typesetting prospectuses;

                  (xiii) expenses of printing and mailing prospectuses sent to existing shareholders;

                  (xiv) such nonrecurring expenses as may arise, including expenses incurred in actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify its officers and Directors in respect thereto; and

                  (xv) such other expenses as the Directors may, from time to time, determine to be properly payable by the Fund.

         (b) PAYABLE BY THE ADVISER. The Adviser shall pay the following:

                  (i) salaries and fees, if any, of all officers of the Fund and of all Directors of the Fund who are "interested persons" (as defined in the 1940 Act) of the Fund or of the Adviser and of all personnel of the Fund or Adviser performing services relating to research, statistical and investment activities;

                  (ii) expenses of printing and distributing any prospectuses or reports prepared for its use or the use of the Fund in connection with the offering of the shares of the Fund's common stock for sale to the public;

                                       A-2




                  (iii) expenses of preparing and typesetting any other literature used by the Adviser in connection with such offering;

                  (iv) the cost of any advertising employed in such offering; and

                  (v)        fees of any sub-adviser.


3. DELIVERY OF DOCUMENTS. The Fund has furnished Adviser with copies properly certified or authenticated of each of the following:


         (a) The Fund's Articles of Incorporation, as filed with the Secretary of State of the State of Maryland (such Articles of Incorporation, as in effect on the date of this agreement and as amended from time to time, are herein called the "Articles of Incorporation");

         (b) Bylaws of the Fund (such Bylaws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "Bylaws");

         (c)      Current Prospectus(es) of the Portfolios.


4. OTHER COVENANTS. The Adviser agrees that it will:


         (a) comply with all applicable rules and regulations of the SEC and will in addition conduct its activities under this Agreement in accordance with other applicable law; and

         (b) (directly or indirectly through one or more sub-advisers) place orders pursuant to its investment determinations for the Portfolios either directly with the issuer of the security or with any broker or dealer. In executing Portfolio transactions and selecting brokers or dealers, the Adviser (directly or indirectly through one or more sub-advisers) will use its best efforts to seek on behalf of the Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser, and any sub-advisers, shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Adviser and any sub-adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Adviser or sub-adviser or their affiliates may exercise investment discretion. The Adviser is authorized (and may authorize a sub-adviser), subject to the prior approval of the Fund's Board of Directors, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Portfolios which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser or sub-adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser or sub-adviser to the Portfolio. In addition, the Adviser is authorized (and may so authorize any sub-adviser) to allocate purchase and sale orders for Portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser or sub-adviser) to take into account the sale of variable contracts investing through separate accounts in the Fund if the Adviser or sub-adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will any Portfolio's securities be purchased from or sold to the Adviser, any sub-adviser engaged with respect to that Portfolio, or any affiliated person of the Fund, the Adviser, or that Portfolio's sub-adviser, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.


5. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser pursuant to this Agreement, the Fund shall pay to the Adviser, and the Adviser agrees to accept as full compensation therefor, an advisory fee for each Portfolio at the rates specified in Schedule A, which is attached hereto and made a part of this Agreement. The Fee shall be calculated by applying a daily rate, based on the annual percentage

                                       A-3




         rates as specified in Schedule A, to the average daily net assets of each Portfolio and shall be paid to the Adviser monthly. The Adviser may, in its discretion and from time to time, waive all or a portion of its fee.

         No Portfolio of the Fund shall be liable for the obligations of any other Portfolio of the Fund. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of a particular Portfolio for payment of fees for services rendered to that Portfolio. All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

6. EXCESS EXPENSES. If the expenses for any Portfolio for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by an applicable statute or regulatory authority of any jurisdiction in which Shares are qualified for offer and sale, the Adviser shall bear such excess cost.

         However, the Adviser will not bear expenses of the Fund or any Portfolio which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 6 shall be settled on a monthly basis (subject to fiscal year-end reconciliation, resulting perhaps in the Adviser's recovery of some fees waived earlier in the fiscal year) by a waiver of the Adviser's fees provided for hereunder, and such waiver shall be treated as a reduction in the purchase price of the Adviser's services.

7. REPORTS. The Fund and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request. The Adviser further agrees to furnish to the Fund, if applicable, the same such documents and information pertaining to any sub-adviser as the Fund may reasonably request.

8. STATUS OF THE ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. To the extent that the purchase or sale of securities or other investments of any issuer may be deemed by the Adviser to be suitable for two or more accounts managed by the Adviser, the available securities or investments may be allocated in a manner believed by the Adviser to be equitable to each account. It is recognized that in some cases this may adversely affect the price paid or received by the Fund or the size or position obtainable for or disposed of by the Fund or any Portfolio.

9. CERTAIN RECORDS. The Adviser shall keep and maintain, or shall arrange for the sub-adviser of a Portfolio to keep and maintain, all books and records with respect to each Portfolio's portfolio transactions required by Rule 31a-1 under the 1940 Act and shall render to the Board of Directors of the Fund such periodic and special reports as the Board of Directors may reasonably request. The Adviser shall also furnish to the Fund any other information that is required to be filed by the Fund with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Fund obtains from the SEC. The Adviser agrees that all records that it (or any sub-adviser) maintains on behalf of the Fund are the property of the Fund and the Adviser will surrender promptly to the Fund any of such records upon the Fund's request; provided, however, that the Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor Adviser upon the termination of this Agreement (or, if there is no successor Adviser, to the Fund).

10. LIMITATION OF LIABILITY OF THE ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless

                                       A-4



         disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby. (As used in this Section 10, the term "Adviser" shall include not only the Adviser itself but also shareholders, directors, officers, employees and other corporate agents of the Adviser).

11. PERMISSIBLE INTERESTS. Directors, agents, and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Fund as Directors, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise subject to the provisions of applicable law. All such interests shall be fully disclosed between the parties on an ongoing basis and in the Fund's Prospectus as required by law. In addition, brokerage transactions for the Fund may be effected through affiliates of the Adviser or any sub-adviser if approved by the Board of Directors, subject to the rules and regulations of the SEC.

12. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until one year from the date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of each Portfolio; provided, however, that if the shareholders of any Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.

         This Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty by vote of a majority of the Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment.

         As  used  in this  Section  12,  the  terms  "assignment,"  "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC.


13. GOVERNING LAW. This Agreement shall be governed by the internal laws of the State of Maryland, without regard to conflicts of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

14. NOTICE. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered by hand, transmitted by electronic facsimile, or mailed by registered, certified or overnight United States mail, postage prepaid, or sent by overnight delivery with a recognized courier, addressed by the party giving notice to the other party at the last address furnished by the other party:


              To the Adviser at:          M Financial Investment Advisers, Inc.
                                          River Park Center
                                          205 S.E. Spokane Street
                                          Portland, OR  97202
                                          Attn:  President

              To the Fund at:             M Fund, Inc.
                                          River Park Center
                                          205 S.E. Spokane Street
                                          Portland, OR  97202
                                          Attn:  President


         Each such notice, advice or report shall be effective upon receipt or three days after mailing.


                                       A-5




15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

17. 1940 ACT. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

                                            M FINANCIAL INVESTMENT
M FUND, INC.                                ADVISERS, INC.



By:__________________________________       By:_______________________________

Title:_________________________________     Title:______________________________


Attest:________________________________     Attest:_____________________________

Title:_________________________________     Title:______________________________



                                       A-6





                                   SCHEDULE A
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                                  M FUND, INC.
                                       AND
                      M FINANCIAL INVESTMENT ADVISERS, INC.


Pursuant to Section 5, the Fund shall pay the Adviser compensation at an effective annual rate as follows:


    Name of Portfolio                            Annual Rate of Compensation
    -----------------                            ---------------------------

    Edinburgh Overseas Equity Fund ............  1.05% of first $ 10 million
                                                 0.90% of next $ 15 million
                                                 0.75% of next $ 75 million
                                                 0.60% on amounts above
                                                          $100 million

    Turner Core Growth Fund ...................  0.45%

    Frontier Capital Appreciation Fund ........  0.90%

    Enhanced U.S. Equity Fund .................  0.55% of first $ 25 million
                                                 0.45% of next $ 75 million
                                                 0.30% on amounts above
                                                          $100 million


                                       A-7





                                                                       EXHIBIT B


                                  M FUND, INC.

                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     FOR THE
                         EDINBURGH OVERSEAS EQUITY FUND

         THIS AGREEMENT made and entered into this 1st day of January, 1998, by and between M Financial Investment Advisers, Inc., a corporation organized and existing under the laws of the State of Colorado (the "Adviser"), and Edinburgh Fund Managers plc, a corporation organized and existing under the laws of the United Kingdom (the "Sub-Adviser").

         WHEREAS, M Fund, Inc., a Maryland corporation (the "Fund"), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is a series fund with a number of portfolios; and

         WHEREAS, the Adviser has entered or will enter into an Investment Advisory Agreement (the "Advisory Agreement") with the Fund, pursuant to which the Adviser will act as investment adviser to the Edinburgh Overseas Equity Fund portfolio of the Fund (the "Portfolio"), which is a series of the Fund; and

         WHEREAS, the Adviser, with the approval of the Fund, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of the Portfolio, and the Sub-Adviser is willing to render such investment advisory services.

         WHEREAS, the Sub-Adviser is registered as an investment adviser pursuant to the Investment Adviser Act of 1940.

         NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. DUTIES OF THE SUB-ADVISER. Subject to supervision by the Adviser and the Fund's Board of Directors, the Sub-Adviser shall manage the investment operations of the Portfolio and the composition of the Portfolio, including the purchase, retention and disposition of securities and other assets, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in the Portfolio's prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the "Prospectus"), and subject to the following:

         (a) The Sub-Adviser shall provide supervision of the Portfolio's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Portfolio, and what portion of the assets will be invested or held uninvested in cash.

         (b) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Fund's Articles of Incorporation and Bylaws (as such terms are defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board of Directors of the Fund and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

         (c) The Sub-Adviser shall determine the securities to be purchased or sold by the Portfolio and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Portfolio's Registration Statement (as defined herein) and Prospectus or as the Board of Directors or the Adviser may direct from time to time, in conformity with federal securities laws. In executing Portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for


                                       B-1




                  the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Sub-Adviser or an affiliate of the Sub-Adviser may exercise investment discretion. The Sub-Adviser is authorized, subject to compliance with said Section 28(e), to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Portfolio. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for the
                  Portfolio's portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Sub-Adviser) to take into account the sale of variable contracts investing through separate accounts in the Fund if the Sub-Adviser believes that the quality of the transactions and the commission are comparable to what they would be with other qualified firms. In no instance, however, will any Portfolio's securities be purchased from or sold to the Sub-Adviser, the Adviser, or any affiliated person of either the Fund, the Sub-Adviser or the Adviser, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission ("SEC") and the 1940 Act.

         (d) The Sub-Adviser shall maintain all books and records with respect to the Portfolio's portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Adviser or Board of Directors of the Fund such periodic and special reports as the Adviser or Board of Directors may reasonably request.

                  The Sub-Adviser shall keep the Portfolio's books and records required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information that is required to be filed by the Adviser or the Fund with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Fund obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of the Portfolio are the property of the Portfolio and the Sub-Adviser will surrender promptly to the Portfolio any of such records upon the Portfolio's request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor Sub-Adviser upon the termination of this Agreement (or, if there is no successor Sub-Adviser, to the Adviser).

         (e) The Sub-Adviser shall provide the Portfolio's custodian on each business day with information relating to all transactions concerning the Portfolio's assets and shall provide the Adviser with such information upon request of the Adviser.

         (f) The Sub-Adviser shall cooperate with the Adviser, its representatives, and any third party retained thereby upon the Adviser's exercise of its right, granted hereby, to compel an audit of the Portfolio's financial records, examine records of the Portfolio's portfolio transactions, and/or make a copy of such records.

         (g) The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Fund.

         (h) The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its commitments under this Agreement.


                                       B-2




         Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser's partners, officers or employees.

2. DUTIES OF THE ADVISER. The Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

3. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

         (a) The Fund's Articles of Incorporation, as filed with the Secretary of State of the State of Maryland (such Articles of Incorporation, as in effect on the date of this Agreement and as amended from time to time, are herein called the "Articles of Incorporation");

         (b) Bylaws of the Fund (such Bylaws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "Bylaws"); and

         (c)      Current Prospectus of the Portfolio.

4. COMPENSATION OF THE SUB-ADVISER. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser shall pay to the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rates specified in Schedule A, which is attached hereto and made part of this Agreement. The fee shall be calculated by applying a daily rate, based on the annual percentage rates as specified in Schedule A, to the average daily net assets of the Portfolio and shall be paid to the Sub-Adviser monthly. The Sub-Adviser may, in its discretion and from time to time, waive all or a portion of its fee.

5. LIMITATION OF LIABILITY OF THE SUB-ADVISER. The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Portfolio or the Adviser in connection with performance of the Sub-Adviser's obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

6. REPORTS. During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principaloffice all prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of the Portfolio, the Fund or the public that refer to the Sub-Adviser or its clients in any way prior to the use thereof and not to use such material if the Sub-Adviser reasonably objects to the use thereof in a writing received by the Adviser within five business days (or such other period as may be mutually agreed) after the Sub-Adviser's receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery.

         During the term of this Agreement, the Sub-Adviser agrees to furnish the Adviser at its principal office all sales literature or other materials prepared for distribution to shareholders of the Portfolio, the Fund or the public that refer to the Adviser, its clients or the Fund in any way prior to the use thereof and not to use such material if the Adviser reasonably objects to the use thereof in a writing received by the Sub-Adviser within five business days (or such other period as may be mutually agreed) after the Adviser's receipt thereof. The Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Adviser, its clients or the Fund. The Sub-Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Adviser or its clients in any way


                                       B-3



         are consistent with those materials previously approved by the Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery.

7. INDEMNIFICATION. The Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) arising from or in connection with the performance by the Sub-Adviser of its duties under this Agreement. This provision shall survive termination of this Agreement.

8. DURATION AND TERMINATION. This Agreement shall become effective upon its approval by the Fund's Board of Directors and by the vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that at any time the Adviser shall have obtained exemptive relief from the SEC permitting it to engage a sub-adviser without first obtaining approval of the Agreement from a majority of the outstanding voting securities of the portfolio(s) involved, this Agreement shall become effective upon its approval by the Fund's Board of Directors. Any sub-adviser so selected and approved shall be without the protection accorded by shareholder approval of an investment adviser's receipt of compensation under Section 36(b) of the 1940 Act.

         This Agreement shall continue in effect for a period of one year from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated (a) by the Portfolio at any time, without the payment of any penalty, by the vote of a majority of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Portfolio, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party, or (c) the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the other party. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Adviser's agreement with the Fund. As used in this
         Section 8, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

9. GOVERNING LAW. This Agreement shall be governed by the internal laws of the State of Maryland, without regard to conflicts of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

10. SEVERABILITY. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their permitted successors.

11. NOTICE. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered by hand, transmitted by electronic facsimile, or mailed by registered, certified or overnight United States mail, postage prepaid, or sent by overnight delivery with a nationally recognized courier, addressed by the party giving notice to the other party at the last address furnished by the other party:


         To the Adviser at:              M FINANCIAL INVESTMENT ADVISERS, INC.
                                         River Park Center
                                         205 S.E. Spokane Street
                                         Portland, OR  97202
                                         Attn:  President


         To the Sub-Adviser at:          EDINBURGH FUND MANAGERS PLC
                                         NationsBank Plaza
                                         600 Peachtree Street
                                         Suite 3820
                                         Atlanta, GA  30308
                                         Attn:  Gloria E. Carlson

         Each such notice, advice or report shall be effective upon receipt or three days after mailing.

                                       B-4




12. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

13. 1940 ACT. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

M FINANCIAL INVESTMENT                                   EDINBURGH FUND
  ADVISERS, INC.                                           MANAGERS PLC


By:______________________________   By: ____________________________________

Title: ____________________________ Title:___________________________________



Attest:___________________________  Attest: ________________________________

Title:____________________________  Title:__________________________________



                                       B-5






                                   SCHEDULE A
                                     TO THE
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                      M FINANCIAL INVESTMENT ADVISERS, INC.
                                       AND
                           EDINBURGH FUND MANAGERS PLC


Pursuant to Section 4, the Adviser shall pay the Sub-Adviser compensation at an effective annual rate as follows:


         Name of Portfolio                    Annual Rate of Compensation
         -----------------                    ---------------------------

         Edinburgh Overseas Equity Fund       0.90% on first $ 10 million
                                              0.75% on next $ 15 million
                                              0.60% on next $ 75 million
                                              0.45% on amounts over $100 million




                                       B-6





                                                                     EXHIBIT C


                                  M FUND, INC.

                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     For The
                             TURNER CORE GROWTH FUND


         THIS AGREEMENT made and entered into this 1st day of January, 1998, by and between M Financial Investment Advisers, Inc., a corporation organized and existing under the laws of the State of Colorado (the "Adviser"), and Turner Investment Partners, Inc., a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (the "Sub-Adviser").

         WHEREAS, M Fund, Inc., a Maryland corporation (the "Fund"), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is a series fund with a number of portfolios; and

         WHEREAS, the Adviser has entered or will enter into an Investment Advisory Agreement (the "Advisory Agreement") with the Fund, pursuant to which the Adviser will act as investment adviser to the Turner Core Growth Fund portfolio of the Fund (the "Portfolio"), which is a series of the Fund; and

         WHEREAS, the Adviser, with the approval of the Fund, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of the Portfolio, and the Sub-Adviser is willing to render such investment advisory services.

         WHEREAS, the Sub-Adviser is registered as an investment adviser pursuant to the Investment Adviser Act of 1940.

         NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. DUTIES OF THE SUB-ADVISER. Subject to supervision by the Adviser and the Fund's Board of Directors, the Sub-Adviser shall manage the investment operations of the Portfolio and the composition of the Portfolio, including the purchase, retention and disposition of securities and other assets, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in the Portfolio's prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the "Prospectus"), and subject to the following:

         (a) The Sub-Adviser shall provide supervision of the Portfolio's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Portfolio, and what portion of the assets will be invested or held uninvested in cash.

         (b) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Fund's Articles of Incorporation and Bylaws (as such terms are defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board of Directors of the Fund and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

         (c) The Sub-Adviser shall determine the securities to be purchased or sold by the Portfolio and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Portfolio's Registration Statement (as defined herein) and Prospectus or as the Board of Directors or the Adviser may direct from time to time, in conformity with federal securities laws. In executing Portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for


                                       C-1



                  the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Sub-Adviser or an affiliate of the Sub-Adviser may exercise investment discretion. The Sub-Adviser is authorized, subject to compliance with said Section 28(e), to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Portfolio. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for the
                  Portfolio's portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Sub-Adviser) to take into account the sale of variable contracts investing through separate accounts in the Fund if the Sub-Adviser believes that the quality of the transactions and the commission are comparable to what they would be with other qualified firms. In no instance, however, will any Portfolio's securities be purchased from or sold to the Sub-Adviser, the Adviser, or any affiliated person of either the Fund, the Sub-Adviser or the Adviser, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission ("SEC") and the 1940 Act.

         (d) The Sub-Adviser shall maintain all books and records with respect to the Portfolio's portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Adviser or Board of Directors of the Fund such periodic and special reports as the Adviser or Board of Directors may reasonably request.

                  The Sub-Adviser shall keep the Portfolio's books and records required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information that is required to be filed by the Adviser or the Fund with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Fund obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of the Portfolio are the property of the Portfolio and the Sub-Adviser will surrender promptly to the Portfolio any of such records upon the Portfolio's request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor Sub-Adviser upon the termination of this Agreement (or, if there is no successor Sub-Adviser, to the Adviser).

         (e) The Sub-Adviser shall provide the Portfolio's custodian on each business day with information relating to all transactions concerning the Portfolio's assets and shall provide the Adviser with such information upon request of the Adviser.

         (f) The Sub-Adviser shall cooperate with the Adviser, its representatives, and any third party retained thereby upon the Adviser's exercise of its right, granted hereby, to compel an audit of the Portfolio's financial records, examine records of the Portfolio's portfolio transactions, and/or make a copy of such records.

         (g) The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Fund.

         (h) The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its commitments under this Agreement.


                                       C-2




         Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser's partners, officers or employees.

2. DUTIES OF THE ADVISER. The Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

3. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

         (a) The Fund's Articles of Incorporation, as filed with the Secretary of State of the State of Maryland (such Articles of Incorporation, as in effect on the date of this Agreement and as amended from time to time, are herein called the "Articles of Incorporation");

         (b) Bylaws of the Fund (such Bylaws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "Bylaws"); and

         (c)      Current Prospectus of the Portfolio.

4. COMPENSATION OF THE SUB-ADVISER. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser shall pay to the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rates specified in Schedule A, which is attached hereto and made part of this Agreement. The fee shall be calculated by applying a daily rate, based on the annual percentage rates as specified in Schedule A, to the average daily net assets of the Portfolio and shall be paid to the Sub-Adviser monthly. The Sub-Adviser may, in its discretion and from time to time, waive all or a portion of its fee.

5. LIMITATION OF LIABILITY OF THE SUB-ADVISER. The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Portfolio or the Adviser in connection with performance of the Sub-Adviser's obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

6. REPORTS. During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of the Portfolio, the Fund or the public that refer to the Sub-Adviser or its clients in any way prior to the use thereof and not to use such material if the Sub-Adviser reasonably objects to the use thereof in a writing received by the Adviser within five business days (or such other period as may be mutually agreed) after the Sub-Adviser's receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery.

         During the term of this Agreement, the Sub-Adviser agrees to furnish the Adviser at its principal office all sales literature or other materials prepared for distribution to shareholders of the Portfolio, the Fund or the public that refer to the Adviser, its clients or the Fund in any way prior to the use thereof and not to use such material if the Adviser reasonably objects to the use thereof in a writing received by the Sub-Adviser within five business days (or such other period as may be mutually agreed) after the Adviser's receipt thereof. The Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Adviser, its clients or the Fund. The Sub-Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Adviser or its clients in any way

                                       C-3



         are consistent with those materials previously approved by the Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery.

7. INDEMNIFICATION. The Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) arising from or in connection with the performance by the Sub-Adviser of its duties under this Agreement. This provision shall survive termination of this Agreement.

8. DURATION AND TERMINATION. This Agreement shall become effective upon its approval by the Fund's Board of Directors and by the vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that at any time the Adviser shall have obtained exemptive relief from the SEC permitting it to engage a sub-adviser without first obtaining approval of the Agreement from a majority of the outstanding voting securities of the portfolio(s) involved, this Agreement shall become effective upon its approval by the Fund's Board of Directors. Any sub-adviser so selected and approved shall be without the protection accorded by shareholder approval of an investment adviser's receipt of compensation under Section 36(b) of the 1940 Act.

         This Agreement shall continue in effect for a period of one year from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated (a) by the Portfolio at any time, without the payment of any penalty, by the vote of a majority of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Portfolio, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party, or (c) the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the other party. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Adviser's agreement with the Fund. As used in this
         Section 8, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

9. GOVERNING LAW. This Agreement shall be governed by the internal laws of the State of Maryland, without regard to conflicts of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

10. SEVERABILITY. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their permitted successors.

11. NOTICE. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered by hand, transmitted by electronic facsimile, or mailed by registered, certified or overnight United States mail, postage prepaid, or sent by overnight delivery with a nationally recognized courier, addressed by the party giving notice to the other party at the last address furnished by the other party:


         To the Adviser at:             M FINANCIAL INVESTMENT ADVISERS, INC.
                                        River Park Center
                                        205 S.E. Spokane Street
                                        Portland, OR  97202
                                        Attn:  President


         To the Sub-Adviser at:         TURNER INVESTMENT PARTNERS, INC.
                                        1235 Westlakes Drive
                                        Suite 350 Berwyn,  PA 19312
                                        Attn:

         Each such notice, advice or report shall be effective upon receipt or three days after mailing.

12. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject


                                       C-4



         matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

13. 1940 ACT. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

M FINANCIAL INVESTMENT            TURNER INVESTMENT
  ADVISERS, INC.                    PARTNERS, INC.

By:____________________________   By: ___________________________________

Title: ________________________   Title:_________________________________


Attest:________________________   Attest: _______________________________

Title:_________________________   Title:_________________________________



                                       C-5





                                   SCHEDULE A
                                     TO THE
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                      M FINANCIAL INVESTMENT ADVISERS, INC.
                                       AND
                        TURNER INVESTMENT PARTNERS, INC.


Pursuant to Section 4, the Adviser shall pay the Sub-Adviser compensation at an effective annual rate as follows:


    Name of Portfolio              Annual Rate of Compensation
    -----------------              ---------------------------

    Turner Core Growth Fund ................. 0.30%





                                       C-6





                                                                       EXHIBIT D

                                  M FUND, INC.

                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     FOR THE
                       FRONTIER CAPITAL APPRECIATION FUND


         THIS AGREEMENT made and entered into this 1st day of January, 1998, by and between M Financial Investment Advisers, Inc., a corporation organized and existing under the laws of the State of Colorado (the "Adviser"), and Frontier Capital Management Company, Inc., a corporation organized and existing under the laws of the Commonwealth of Massachusetts (the "Sub-Adviser").

         WHEREAS, M Fund, Inc., a Maryland corporation (the "Fund"), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is a series fund with a number of portfolios; and

         WHEREAS, the Adviser has entered or will enter into an Investment Advisory Agreement (the "Advisory Agreement") with the Fund, pursuant to which the Adviser will act as investment adviser to the Frontier Capital Appreciation Fund portfolio of the Fund (the "Portfolio"), which is a series of the Fund; and

         WHEREAS, the Adviser, with the approval of the Fund, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of the Portfolio, and the Sub-Adviser is willing to render such investment advisory services.

         WHEREAS, the Sub-Adviser is registered as an investment adviser pursuant to the Investment Adviser Act of 1940.

         NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. DUTIES OF THE SUB-ADVISER. Subject to supervision by the Adviser and the Fund's Board of Directors, the Sub-Adviser shall manage the investment operations of the Portfolio and the composition of the Portfolio, including the purchase, retention and disposition of securities and other assets, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in the Portfolio's prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the "Prospectus"), and subject to the following:

         (a) The Sub-Adviser shall provide supervision of the Portfolio's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Portfolio, and what portion of the assets will be invested or held uninvested in cash.

         (b) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Fund's Articles of Incorporation and Bylaws (as such terms are defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board of Directors of the Fund and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

         (c) The Sub-Adviser shall determine the securities to be purchased or sold by the Portfolio and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Portfolio's Registration Statement (as defined herein) and Prospectus or as the Board of Directors or the Adviser may direct from time to time, in conformity with federal securities laws. In executing Portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for


                                       D-1




                  the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Sub-Adviser or an affiliate of the Sub-Adviser may exercise investment discretion. The Sub-Adviser is authorized, subject to compliance with said Section 28(e), to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Portfolio. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for the
                  Portfolio's portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Sub-Adviser) to take into account the sale of variable contracts investing through separate accounts in the Fund if the Sub-Adviser believes that the quality of the transactions and the commission are comparable to what they would be with other qualified firms. In no instance, however, will any Portfolio's securities be purchased from or sold to the Sub-Adviser, the Adviser, or any affiliated person of either the Fund, the Sub-Adviser or the Adviser, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission ("SEC") and the 1940 Act.

         (d) The Sub-Adviser shall maintain all books and records with respect to the Portfolio's portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Adviser or Board of Directors of the Fund such periodic and special reports as the Adviser or Board of Directors may reasonably request.

                  The Sub-Adviser shall keep the Portfolio's books and records required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information that is required to be filed by the Adviser or the Fund with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Fund obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of the Portfolio are the property of the Portfolio and the Sub-Adviser will surrender promptly to the Portfolio any of such records upon the Portfolio's request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor Sub-Adviser upon the termination of this Agreement (or, if there is no successor Sub-Adviser, to the Adviser).

         (e) The Sub-Adviser shall provide the Portfolio's custodian on each business day with information relating to all transactions concerning the Portfolio's assets and shall provide the Adviser with such information upon request of the Adviser.

         (f) The Sub-Adviser shall cooperate with the Adviser, its representatives, and any third party retained thereby upon the Adviser's exercise of its right, granted hereby, to compel an audit of the Portfolio's financial records, examine records of the Portfolio's portfolio transactions, and/or make a copy of such records.

         (g) The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Fund.

         (h) The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its commitments under this Agreement.


                                       D-2




         Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser's partners, officers or employees.

2. DUTIES OF THE ADVISER. The Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

3. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

         (a) The Fund's Articles of Incorporation, as filed with the Secretary of State of the State of Maryland (such Articles of Incorporation, as in effect on the date of this Agreement and as amended from time to time, are herein called the "Articles of Incorporation");

         (b) Bylaws of the Fund (such Bylaws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "Bylaws"); and

         (c)      Current Prospectus of the Portfolio.

4. COMPENSATION OF THE SUB-ADVISER. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser shall pay to the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rates specified in Schedule A, which is attached hereto and made part of this Agreement. The fee shall be calculated by applying a daily rate, based on the annual percentage rates as specified in Schedule A, to the average daily net assets of the Portfolio and shall be paid to the Sub-Adviser monthly. The Sub-Adviser may, in its discretion and from time to time, waive all or a portion of its fee.

5. LIMITATION OF LIABILITY OF THE SUB-ADVISER. The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Portfolio or the Adviser in connection with performance of the Sub-Adviser's obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

6. REPORTS. During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of the Portfolio, the Fund or the public that refer to the Sub-Adviser or its clients in any way prior to the use thereof and not to use such material if the Sub-Adviser reasonably objects to the use thereof in a writing received by the Adviser within five business days (or such other period as may be mutually agreed) after the Sub-Adviser's receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery.

         During the term of this Agreement, the Sub-Adviser agrees to furnish the Adviser at its principal office all sales literature or other materials prepared for distribution to shareholders of the Portfolio, the Fund or the public that refer to the Adviser, its clients or the Fund in any way prior to the use thereof and not to use such material if the Adviser reasonably objects to the use thereof in a writing received by the Sub-Adviser within five business days (or such other period as may be mutually agreed) after the Adviser's receipt thereof. The Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Adviser, its clients or the Fund. The Sub-Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Adviser or its clients in any way


                                       D-3


         are consistent with those materials previously approved by the Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery.

7. INDEMNIFICATION. The Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) arising from or in connection with the performance by the Sub-Adviser of its duties under this Agreement. This provision shall survive termination of this Agreement.

8. DURATION AND TERMINATION. This Agreement shall become effective upon its approval by the Fund's Board of Directors and by the vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that at any time the Adviser shall have obtained exemptive relief from the SEC permitting it to engage a sub-adviser without first obtaining approval of the Agreement from a majority of the outstanding voting securities of the portfolio(s) involved, this Agreement shall become effective upon its approval by the Fund's Board of Directors. Any sub-adviser so selected and approved shall be without the protection accorded by shareholder approval of an investment adviser's receipt of compensation under Section 36(b) of the 1940 Act.

         This Agreement shall continue in effect for a period of one year from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated (a) by the Portfolio at any time, without the payment of any penalty, by the vote of a majority of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Portfolio, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party, or (c) the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the other party. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Adviser's agreement with the Fund. As used in this
         Section 8, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

9. GOVERNING LAW. This Agreement shall be governed by the internal laws of the State of Maryland, without regard to conflicts of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

10. SEVERABILITY. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their permitted successors.

11. NOTICE. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered by hand, transmitted by electronic facsimile, or mailed by registered, certified or overnight United States mail, postage prepaid, or sent by overnight delivery with a nationally recognized courier, addressed by the party giving notice to the other party at the last address furnished by the other party:


         To the Adviser at:          M FINANCIAL INVESTMENT ADVISERS, INC.
                                     River Park Center
                                     205 S.E. Spokane Street
                                     Portland, OR  97202
                                     Attn:  President


         To the Sub-Adviser at:      FRONTIER CAPITAL MANAGEMENT COMPANY, INC.
                                     99 Summer Street
                                     Boston, MA  02110
                                     Attn:  J. Kirk Smith, CFA


         Each such notice, advice or report shall be effective upon receipt or three days after mailing.

12. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject

                                       D-4



         matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

13. 1940 ACT. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

  M FINANCIAL INVESTMENT                 FRONTIER CAPITAL
  ADVISERS, INC.                          MANAGEMENT COMPANY
                                          INC.



By:_____________________________       By:_______________________________

Title:__________________________       Title:____________________________


Attest:_________________________       Attest:___________________________

Title:__________________________       Title:____________________________



                                       D-5




                                   SCHEDULE A
                                     TO THE
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                      M FINANCIAL INVESTMENT ADVISERS, INC.
                                       AND
                    FRONTIER CAPITAL MANAGEMENT COMPANY, INC.


Pursuant to Section 4, the Adviser shall pay the Sub-Adviser compensation at an effective annual rate as follows:


     Name of Portfolio                         Annual Rate of Compensation
     -----------------                         ---------------------------

     Frontier Capital Appreciation Fund ................  0.75%




                                       D-6






                                                                       EXHIBIT E

                                  M FUND, INC.

                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     FOR THE
                            ENHANCED U.S. EQUITY FUND


         THIS AGREEMENT made and entered into this 1st day of January, 1998, by and between M Financial Investment Advisers, Inc., a corporation organized and existing under the laws of the State of Colorado (the "Adviser"), and Franklin Portfolio Associates LLC, a Massachusetts business trust organized and existing under the laws of the Commonwealth of Massachusetts (the "Sub-Adviser").

         WHEREAS, M Fund, Inc., a Maryland corporation (the "Fund"), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is a series fund with a number of portfolios; and

         WHEREAS, the Adviser has entered or will enter into an Investment Advisory Agreement (the "Advisory Agreement") with the Fund, pursuant to which the Adviser will act as investment adviser to the Enhanced U.S. Equity Fund portfolio of the Fund (the "Portfolio"), which is a series of the Fund; and

         WHEREAS, the Adviser, with the approval of the Fund, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of the Portfolio, and the Sub-Adviser is willing to render such investment advisory services.


         WHEREAS, the Sub-Adviser is registered as an investment adviser pursuant to the Investment Adviser Act of 1940.


         NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. DUTIES OF THE SUB-ADVISER. Subject to supervision by the Adviser and the Fund's Board of Directors, the Sub-Adviser shall manage the investment operations of the Portfolio and the composition of the Portfolio, including the purchase, retention and disposition of securities and other assets, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in the Portfolio's prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the "Prospectus"), and subject to the following:

         (a) The Sub-Adviser shall provide supervision of the Portfolio's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Portfolio, and what portion of the assets will be invested or held uninvested in cash.

         (b) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Fund's Articles of Incorporation and Bylaws (as such terms are defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board of Directors of the Fund and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

         (c) The Sub-Adviser shall determine the securities to be purchased or sold by the Portfolio and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Portfolio's Registration Statement (as defined herein) and Prospectus or as the Board of Directors or the Adviser may direct from time to time, in conformity with federal securities laws. In executing Portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for


                                       E-1




                  the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Sub-Adviser or an affiliate of the Sub-Adviser may exercise investment discretion. The Sub-Adviser is authorized, subject to compliance with said Section 28(e), to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Portfolio. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for the
                  Portfolio's portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Sub-Adviser) to take into account the sale of variable contracts investing through separate accounts in the Fund if the Sub-Adviser believes that the quality of the transactions and the commission are comparable to what they would be with other qualified firms. In no instance, however, will any Portfolio's securities be purchased from or sold to the Sub-Adviser, the Adviser, or any affiliated person of either the Fund, the Sub-Adviser or the Adviser, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission ("SEC") and the 1940 Act.

         (d) The Sub-Adviser shall maintain all books and records with respect to the Portfolio's portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Adviser or Board of Directors of the Fund such periodic and special reports as the Adviser or Board of Directors may reasonably request.

                  The Sub-Adviser shall keep the Portfolio's books and records required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information that is required to be filed by the Adviser or the Fund with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Fund obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of the Portfolio are the property of the Portfolio and the Sub-Adviser will surrender promptly to the Portfolio any of such records upon the Portfolio's request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor Sub-Adviser upon the termination of this Agreement (or, if there is no successor Sub-Adviser, to the Adviser).

         (e) The Sub-Adviser shall provide the Portfolio's custodian on each business day with information relating to all transactions concerning the Portfolio's assets and shall provide the Adviser with such information upon request of the Adviser.

         (f) The Sub-Adviser shall cooperate with the Adviser, its representatives, and any third party retained thereby upon the Adviser's exercise of its right, granted hereby, to compel an audit of the Portfolio's financial records, examine records of the Portfolio's portfolio transactions, and/or make a copy of such records.

         (g) The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Fund.

         (h) The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its commitments under this Agreement.


                                       E-2




         Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser's partners, officers or employees.

2. DUTIES OF THE ADVISER. The Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

3. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

         (a) The Fund's Articles of Incorporation, as filed with the Secretary of State of the State of Maryland (such Articles of Incorporation, as in effect on the date of this Agreement and as amended from time to time, are herein called the "Articles of Incorporation");

         (b) Bylaws of the Fund (such Bylaws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "Bylaws"); and

         (c)      Current Prospectus of the Portfolio.

         (d) The Statement of Additional Information shall be provided to FPA by the Adviser


4. COMPENSATION OF THE SUB-ADVISER. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser shall pay to the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rates specified in Schedule A, which is attached hereto and made part of this Agreement. The fee shall be calculated by applying a daily rate, based on the annual percentage rates as specified in Schedule A, to the average daily net assets of the Portfolio and shall be paid to the Sub-Adviser monthly. The Sub-Adviser may, in its discretion and from time to time, waive all or a portion of its fee.

5. LIMITATION OF LIABILITY OF THE SUB-ADVISER. The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Portfolio or the Adviser in connection with performance of the Sub-Adviser's obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.


         Adviser shall reimburse, indemnify, and hold harmless Sub-Adviser, individually and as sub-adviser, of and from any and all expenses, losses, damages, liabilities, demands, charges, and claims of any kind or nature (including attorneys' fees) whatsoever, arising from the operations and management of the Portfolio except where such expense, loss, damage, liability, demand, charge, or claim is the result of an occurrence described in the foregoing paragraph for which the Sub-Adviser is determined to be liable.

6. REPORTS. During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of the Portfolio, the Fund or the public that refer to the Sub-Adviser or its clients in any way prior to the use thereof and not to use such material if the Sub-Adviser reasonably objects to the use thereof in a writing received by the Adviser within five business days (or such other period as may be mutually agreed) after the Sub-Adviser's receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery.


                                       E-3




         During the term of this Agreement, the Sub-Adviser agrees to furnish the Adviser at its principal office all sales literature or other materials prepared for distribution to shareholders of the Portfolio, the Fund or the public that refer to the Adviser, its clients or the Fund in any way prior to the use thereof and not to use such material if the Adviser reasonably objects to the use thereof in a writing received by the Sub-Adviser within five business days (or such other period as may be mutually agreed) after the Adviser's receipt thereof. The Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Adviser, its clients or the Fund. The Sub-Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Adviser or its clients in any way are consistent with those materials previously approved by the Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery.


7. INDEMNIFICATION. Subject to the provisions of Section 5 hereof, the Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) arising from or in connection with the performance by the Sub-Adviser of its duties under this Agreement. This provision shall survive termination of this Agreement.

8. DURATION AND TERMINATION. This Agreement shall become effective upon its approval by the Fund's Board of Directors and by the vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that at any time the Adviser shall have obtained exemptive relief from the SEC permitting it to engage a sub-adviser without first obtaining approval of the Agreement from a majority of the outstanding voting securities of the portfolio(s) involved, this Agreement shall become effective upon its approval by the Fund's Board of Directors. Any sub-adviser so selected and approved shall be without the protection accorded by shareholder approval of an investment adviser's receipt of compensation under Section 36(b) of the 1940 Act.

         This Agreement shall continue in effect for a period of one year from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated (a) by the Portfolio at any time, without the payment of any penalty, by the vote of a majority of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Portfolio, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party, or (c) the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the other party. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Adviser's agreement with the Fund. As used in this
         Section 8, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

9. GOVERNING LAW. This Agreement shall be governed by the internal laws of the State of Maryland, without regard to conflicts of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

10. SEVERABILITY. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their permitted successors.


                                       E-4




11. NOTICE. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered by hand, transmitted by electronic facsimile, or mailed by registered, certified or overnight United States mail, postage prepaid, or sent by overnight delivery with a nationally recognized courier, addressed by the party giving notice to the other party at the last address furnished by the other party:


         To the Adviser at:                M FINANCIAL INVESTMENT ADVISERS, INC.
                                           River Park Center
                                           205 S.E. Spokane Street
                                           Portland, OR  97202
                                           Attn:  President

         To the Sub-Adviser at:            FRANKLIN PORTFOLIO ASSOCIATES LLC
                                           Two International Place, 22nd Floor
                                           Boston, MA 02110
                                           Attn:  Hank Murphy

         Each such notice, advice or report shall be effective upon receipt or three days after mailing.


12. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

13. 1940 ACT. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

M FINANCIAL INVESTMENT                  FRANKLIN PORTFOLIO
  ADVISERS, INC.                           ASSOCIATES LLC


By:______________________________       By: ____________________________________

Title: ____________________________     Title:__________________________________


Attest:___________________________      Attest: ________________________________

Title:____________________________      Title:__________________________________


                                       E-5






                                   SCHEDULE A
                                     TO THE
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                      M FINANCIAL INVESTMENT ADVISERS, INC.
                                       AND
                        FRANKLIN PORTFOLIO ASSOCIATES LLC


Pursuant to Section 4, the Adviser shall pay the Sub-Adviser compensation at an effective annual rate as follows:


         Name of Portfolio             Annual Rate of Compensation
         -----------------             ---------------------------

           Enhanced U.S. ............  0.40% on first $ 25 million
           Equity Fund ..............  0.30% on next  $ 75 million
                                       0.15% on amounts over $100 million



                                      E-6






                           VOTING INSTRUCTION / PROXY

                                  M FUND, INC.

             THIS SOLICITATION IS MADE ON BEHALF OF THE DIRECTORS OF
                                  M FUND, INC.

         The undersigned appoints Daniel Byrne, David Schutt and Anna Nye and each of them, with full power of substitution, as attorneys and proxies of the undersigned, and does thereby request that the votes attributable to the undersigned be cast at the Special Meeting of Shareholders of M Fund, Inc. (the "Company"), to be held at 9:00 a.m., local time, on December 19, 1997, at the principal office of the Company, River Park Center, 205 S.E. Spokane Street, Portland, Oregon, and at any adjournment thereof. If a proxy is not received from a particular shareholder, then the votes attributable to him or her will be allocated in the same ratio as votes for which instructions have been received.
--------------------------------------------------------------------------------
THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION/PROXY WILL BE VOTED AS DIRECTED BELOW, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSALS BELOW.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE PROPOSALS AND THE ELECTION OF THE NOMINEES AS DIRECTORS. PLEASE VOTE BY CHECKING YOUR RESPONSE.

                FOR APPROVAL BY THE SHAREHOLDERS OF THE COMPANY:


1.    Approval of New Investment Advisory Agreement with                    FOR  [ ]        AGAINST  [ ]         ABSTAIN  [ ]
      M Financial Investment Advisers, Inc. (the "Adviser").

                            FOR APPROVAL BY THE SHAREHOLDERS OF THE EDINBURGH OVERSEAS EQUITY FUND:

2.    Approval of New Investment Sub-Advisory Agreement                     FOR[ ]          AGAINST[ ]           ABSTAIN[ ]
      between the Adviser and Edinburgh.

                               FOR APPROVAL BY THE SHAREHOLDERS OF THE TURNER CORE GROWTH FUND:

3.    Approval of New Investment Sub-Advisory Agreement                     FOR[ ]          AGAINST[ ]           ABSTAIN[ ]
      between the Adviser and Turner.

                          FOR APPROVAL BY THE SHAREHOLDERS OF THE FRONTIER CAPITAL APPRECIATION FUND:

4.    Approval of New Investment Sub-Advisory Agreement                     FOR[ ]          AGAINST[ ]           ABSTAIN[ ]
      between the Adviser and Frontier.

                              FOR APPROVAL BY THE SHAREHOLDERS OF THE ENHANCED U.S. EQUITY FUND:

5.    Approval of New Investment Sub-Advisory Agreement                     FOR[ ]          AGAINST[ ]           ABSTAIN[ ]
      between the Adviser and Franklin.

                                       FOR APPROVAL BY THE SHAREHOLDERS OF THE COMPANY:

6.    Election of Directors                                                 FOR  [ ]           WITHHOLD AUTHORITY  [ ]
                                                                            all nominees       to vote for all nominees
                                                                            listed below       listed below
             Peter W. Mullin                                                (except as
             David M. Spungen                                               marked to
             Gerald Bidwell                                                 the contrary
             Neil E. Goldschmidt                                            below)
             Philip W. Halpern









             (INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL,
                       WRITE HIS NAME ON THE LINE BELOW.)


-------------------------------------------------------------------------------


                FOR APPROVAL BY THE SHAREHOLDERS OF THE COMPANY:

7.    Ratification of Coopers & Lybrand L.L.P. as independent     FOR[ ]    AGAINST[ ]     ABSTAIN[ ]
      accountants for the Company.










TOTAL SHARES ATTRIBUTABLE TO THE UNDERSIGNED: ________



                                                                                  NOTE: THE UNDERSIGNED HEREBY
                                                                                  ACKNOWLEDGES RECEIPT OF THE NOTICE OF
PLEASE VOTE,  DATE, SIGN, AND RETURN THIS FORM IN THE                             ANY PROXY HERETOFORE GIVEN WITH RESPECT TO
ENCLOSED SELF-ADDRESSED  ENVELOPE. ALL PERSONS                                   THE VOTES COVERED BY THIS PROXY.
DESIGNATED ON THE ACCOUNT MUST SIGN THIS FORM.
PLEASE INDICATE TITLE IF SIGNING IN AN OFFICIAL CAPACITY.


Dated:  ____________________________, 1997                                        _________________________________
                                                                                  Signature

                                                                                  -----------------------------------
                                                                                  Signature If Jointly Held or Title If Required
